EXHIBIT 10.9

ASSIGNMENT OF EMPLOYMENT AGREEMENT

ASSIGNMENT OF EMPLOYMENT AGREEMENT (this “Agreement”), dated as of September 17, 2007, by and among Trans-Pharma Corporation, a Nevada corporation (“Trans-Pharma”), Transdel Pharmaceuticals, Inc., a Delaware corporation (“Transdel”), and Juliet Singh, PhD (“Executive”).

WHEREAS, Trans-Pharma and Executive have entered into that certain Employment Agreement, dated as of June 27, 2007 (the “Employment Agreement”);

WHEREAS, Trans-Pharma and Executive wish to assign Trans-Pharma’s obligations, right, title, interest in, to and under the Employment Agreement to Transdel and Transdel agrees to assume and accept such assignments and Executive consents to such assignment.

NOW THEREFORE, Trans-Pharma, Transdel and Executive agree as follows:

1. Assignment and Assumption. Trans-Pharma does hereby assign (the “Assignment”) unto Transdel all of its obligations, right, title, interest in, to and under the Employment Agreement. Each of the undersigned consents to the Assignment.

2.  Ratification. Except as assigned hereby, nothing herein contained shall otherwise modify, reduce, amend or otherwise supplement the terms and provisions of the Employment Agreement, which shall remain in full force and effect in accordance with its terms.

3. Governing Law. This Agreement shall be governed by, and be construed in accordance with, the laws of the State of California.

4. Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but both of which together shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Trans-Pharma, Transdel, and Executive have executed this Agreement as of the date first written above.

Trans-Pharma Corporation

By:	/s/ Juliet Singh, Ph.D.
Name: Juliet Singh, PhD
Title: Chief Executive Officer

Transdel Pharmaceuticals, Inc.

By:	/s/ John T. Lomoro
Name: John T. Lomoro
Title: Chief Financial Officer

Executive:

/s/ Juliet Singh, Ph.D.
Juliet Singh, PhD